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                                                                    EXHIBIT 4.17


                        SALEM COMMUNICATIONS CORPORATION
                                 AMENDMENT NO. 2

         AMENDMENT NO. 2 (this "Amendment"), dated as of February 14, 2000, to the First Amended and Restated Credit Agreement, dated as of June 30, 1999, by and among SALEM COMMUNICATIONS CORPORATION, a Delaware corporation (the "Borrower"), THE BANK OF NEW YORK, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), BANK OF AMERICA, N.
A. as Documentation Agent, BANKBOSTON, N.A., FLEET BANK, N.A., and UNION BANK OF CALIFORNIA, N.A., as Co-Agents, and the Lenders party thereto, as amended by Amendment No. 1, dated as of August 11, 1999 (the "Credit Agreement").

                                    RECITALS

         I. Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

         II. The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement upon the terms and conditions contained herein, and the Administrative Agent and the Lenders are willing to do so.

         Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to
Section 11.1 of the Credit Agreement, the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders agree as follows:

         III. The defined term "Letter of Credit Commitment" contained in
Section 1.1 of the Credit Agreement is hereby amended by replacing the amount $15,000,000 with the amount $30,000,000.

         IV. Paragraph 1 of this Amendment shall not become effective until the Administrative Agent shall have received:

         V. counterparts of this Amendment duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and all of the Lenders; and

         VI. a certificate, dated the date hereof, of the Secretary or an Assistant Secretary of each Loan Party attaching a true and complete copy of the resolutions of its Board of Directors or other authorizing documents and of all documents evidencing all necessary corporate or other action (in form and substance reasonably satisfactory to the Administrative Agent) taken by it to authorize this Amendment and the transactions contemplated hereby.


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         VII. In all other respects the Credit Agreement and other Loan
Documents shall remain in full force and effect.

         VIII. In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower and the Subsidiary Guarantors each (a) certifies that, immediately before and after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which it is a party shall be true and correct in all respects with the same effect as though such representations and warranties had been made on the date hereof, except as the context otherwise requires or as otherwise permitted by the Credit Agreement or this Amendment, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist under the Loan Documents, as amended, and (c) agrees to pay all of the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

         IX. Each of the Borrower and the Subsidiary Guarantors (a) reaffirms and admits the validity, enforceability and continuing effect of all Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to the Administrative Agent, the Documentation Agent, the Issuing Bank or any of the Lenders under the Loan Documents to which it is a party.

         X. This Amendment may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

         XI. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflict of laws.

         XII. The parties have caused this Amendment to be duly executed as of the date first written above.


                                          SALEM COMMUNICATIONS CORPORATION


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


                                                                               2

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SALEM COMMUNICATIONS CORPORATION
AMENDMENT NO. 2


                            ATEP RADIO, INC.
                            BISON MEDIA, INC.
                            CARON BROADCASTING, INC.
                            CCM COMMUNICATIONS, INC.
                            COMMON GROUND BROADCASTING, INC.
                            GOLDEN GATE BROADCASTING COMPANY,
                                 INC.
                            INLAND RADIO, INC.
                            INSPIRATION MEDIA OF TEXAS, INC.
                            INSPIRATION MEDIA, INC.
                            KINGDOM DIRECT, INC.
                            NEW ENGLAND CONTINENTAL MEDIA, INC.
                            NEW INSPIRATION BROADCASTING
                                 COMPANY, INC.
                            OASIS RADIO, INC.
                            ONEPLACE, LTD.
                            PENNSYLVANIA MEDIA ASSOCIATES, INC.
                            RADIO 1210, INC
                            SALEM MEDIA CORPORATION
                            SALEM MEDIA OF CALIFORNIA, INC.
                            SALEM MEDIA OF COLORADO, INC.
                            SALEM MEDIA OF OHIO, INC.
                            SALEM MEDIA OF OREGON, INC.
                            SALEM MEDIA OF PENNSYLVANIA, INC.
                            SALEM MEDIA OF VIRGINIA, INC.
                            SALEM MEDIA OF TEXAS, INC.
                            SALEM MUSIC NETWORK, INC.
                            SALEM RADIO NETWORK INCORPORATED
                            SALEM RADIO REPRESENTATIVES, INC.
                            SOUTH TEXAS BROADCASTING, INC.
                            SRN NEWS NETWORK, INC.
                            VISTA BROADCASTING, INC.


                            By:
                                ------------------------------------
                                Name: Eric H. Halvorson
                                Title: Vice President

SALEM COMMUNICATIONS CORPORATION
AMENDMENT NO. 2


                                         THE BANK OF NEW YORK,
                                         in its individual capacity
                                         and as Administrative Agent


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

SALEM COMMUNICATIONS CORPORATION
AMENDMENT NO. 2



                                         BANK OF AMERICA, N.A.
                                         in its individual capacity and as
                                         Documentation Agent


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

SALEM COMMUNICATIONS CORPORATION
AMENDMENT NO. 2


                                         BANKBOSTON, N.A.,
                                         in its individual capacity and as a
                                         Co-Agent


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------



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SALEM COMMUNICATIONS CORPORATION
AMENDMENT NO. 2


                                         FLEET BANK, N.A.,
                                         in its individual capacity and as a
                                         Co-Agent



                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


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SALEM COMMUNICATIONS CORPORATION
AMENDMENT NO. 2



                                         UNION BANK OF CALIFORNIA, N.A.,
                                         in its individual capacity and as a
                                         Co-Agent



                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

SALEM COMMUNICATIONS CORPORATION
AMENDMENT NO. 2



                                         THE BANK OF NOVA SCOTIA



                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

SALEM COMMUNICATIONS CORPORATION
AMENDMENT NO. 2



                                         FIRST HAWAIIAN BANK



                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------